Investment Company Act No. 811-08085

       As filed with the Securities and Exchange Commission on May 4, 1999

                            SCHEDULE 14A INFORMATION
     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[ ] Confidential,  for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

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                      American Skandia Advisor Funds, Inc.

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

                                                                  April 30, 1999


    URGENT: WE MAY NOT HAVE RECEIVED YOUR VOTE. PLEASE VOTE YOUR PROXY TODAY.


Dear Shareholder:

         We previously mailed to you proxy materials relating to the special meeting of shareholders of your American Skandia Advisor Fund scheduled for May 27, 1999.

         We may not have received your vote. Please be aware that you may receive a telephone call from our proxy solicitor D.F. King & Co., Inc., to make sure that you have received your proxy material. If you receive a telephone call and are ready to vote, you will be given the option to register your vote immediately over the telephone. Telephone voting is easy and only takes about a minute. You can also vote by the Internet at www.AmericanSkandia.com. or call the toll free telephone number on your proxy card and use the touch tone voting option. If you do not receive a telephone call or do not have Internet access, please take a moment to SIGN, DATE and MAIL the enclosed duplicate proxy card promptly in the return envelope provided for your convenience.

Regardless of the number of shares you own, it is important that they are represented and voted at the meeting. If you need assistance in voting your shares or have any questions, please call our solicitor, D.F. King, toll-free at 1-800-848-3374.
Information supplementing the proxy statement is included on the reverse side.

         For reasons set forth in the Proxy Statement dated April 14, 1999, your Board of Directors recommends that you vote "FOR" each proposal.

         We thank you for your attention to this matter.

                                   Sincerely,

                  American Skandia Advisor Funds, Incorporated
   Supplement dated April 30, 1999 to the Proxy Statement dated April 14, 1999

         As discussed in the Proxy Statement, the brokerage commission rates and amounts paid by the various Funds of American Skandia Advisor Funds, Inc. (the "Company") are not expected to increase as a result of the implementation of the proposed New Distribution Plans discussed in the Proxy Statement. Nor are the total returns of the Funds expected to be affected. However, the staff of the Securities and Exchange Commission recently has taken the position that amounts received by American Skandia Marketing, Inc. ("ASM") as an introducing broker under the New Distribution Plans should be reflected in the expenses of the Funds. The table below estimates how each Fund's expenses (as a percentage of Fund assets on an annual basis) will be deemed to increase as a result the implementation of the New Distribution Plans.


------------------------------------------------------------ ---------------------------
FUND                                                            Increase in Expenses
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------

------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF Founders International Small Capitalization Fund                    0%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF T. Rowe Price International Equity Fund                             0%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF Janus Overseas Growth Fund                              less thab 0.01%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF Janus Small-Cap Growth Fund                                       0.03%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF T. Rowe Price Small Company Value Fund                              0%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF Neuberger Berman Mid-Cap Growth Fund                              0.21%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF Neuberger Berman Mid-Cap Value Fund                               0.41%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF Oppenheimer Large-Cap Growth Fund                                 0.08%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF Marsico Capital Growth Fund                                       0.12%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF Janus Capital Growth Fund                                         0.02%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF Lord Abbett Growth and Income Fund                                  0%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF INVESCO Equity Income Fund                                        0.08%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF American Century Strategic Balanced Fund                            0%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF Federated High Yield Bond Fund                                      0%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF Total Return Bond Fund                                              0%
------------------------------------------------------------ ---------------------------
------------------------------------------------------------ ---------------------------
ASAF JPM Money Market Fund                                               0%
------------------------------------------------------------ ---------------------------

The estimates are derived from data regarding each Fund's brokerage transactions, and the proportion of such transactions directed to selling dealers, for the year ended March 31, 1999. However, it is not possible to determine with accuracy actual amounts that will be received by ASM from the New Distribution Plans. Such amounts will vary based upon the level of a Fund's brokerage activity, the proportion of such activity directed under the New Distribution Plans, and other factors. As the Funds grow, it may become feasible to direct a larger proportion of their brokerage transactions to ASM.

Additional information on Fund expenses is included in the Company's Prospectus.